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                                                                 EXHIBIT 10.18.2

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                     ---------
August 3, 2000, is entered into by and among WEST MARINE FINANCE COMPANY, INC., a California corporation (the "Company"), BANK OF AMERICA, N.A., as agent for
                               -------
itself and the Banks (the "Agent"), and the several financial institutions party
                           -----
to the Credit Agreement (collectively, the "Banks").
                                            -----

                                   RECITALS
                                   --------

     A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of January 13, 2000 (the "Credit Agreement") pursuant to which the Banks have
                             ----------------
extended certain credit facilities to the Company.

     B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

     C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.  Amendments to Credit Agreement.
         ------------------------------

         (a) The first sentence of Section 7.13(a) is amended to read as follows in its entirety:

              (a) not permit the ratio of Funded Debt to EBITDA to exceed the ratio indicated below as of the end of each fiscal quarter set forth below:

         Fiscal Quarters                       Ratio
         ---------------                       -----
         4th Qtr 1999                          2.75 to 1.0

         1st Qtr 2000                          3.00 to 1.0

         2nd Qtr 2000                          2.20 to 1.0

         3rd Qtr 2000 - 4th Qtr 2000           2.00 to 1.0

         1st Qtr 2001                          2.50 to 1.0

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         2nd Qtr 2001 - 4th Qtr 2001           2.00 to 1.0

         1st Qtr 2002                          2.50 to 1.0

         2nd Qtr 2002 and thereafter           2.00 to 1.0

     3.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

         (a)  No Event of Default has occurred and is continuing.

         (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability, without defense, counterclaim or offset.

         (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date.

         (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective as of August 3,
         --------------
2000 (the "Effective Date"), provided that each of the following conditions
           --------------    --------
precedent is satisfied on or before August 4, 2000:

         (a) The Agent has received from the Company and each of Banke a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

     5.  Reservation of Rights.  The Company acknowledges and agrees that the
         ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to enter into amendments under the same, similar, or any other circumstances in the future.

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     6. Miscellaneous.
        -------------

        (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is a Loan Document.

        (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

        (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

        (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent, and the Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

        (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Agreement supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

        (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

        (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred in connection with the

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development, preparation, negotiation, execution and delivery of this
Amendment.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                        WEST MARINE FINANCE COMPANY, INC.

                                        By /s/ Eric Nelson
                                           --------------------------------
                                           Eric Nelson
                                           Vice President and Controller


                                        BANK OF AMERICA, N.A., as Agent

                                        By
                                           --------------------------------
                                           Gary Flieger
                                           Vice President


                                        BANK OF AMERICA, N.A., as a Bank
                                        and an Issuing Bank

                                        By
                                           --------------------------------
                                           Kenneth E. Jones
                                           Senior Vice President


                                        FLEET NATIONAL BANK, as a Bank

                                        By
                                           --------------------------------
                                           Linda McKee
                                           Vice President


                                        UNION BANK OF CALIFORNIA, N.A.,
                                        as a Bank

                                        By
                                           --------------------------------
                                           James Goudy
                                           Vice President


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